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                                                                    EXHIBIT 99.1


                               February 14, 2003


Securities and Exchange Commission
Washington, D.C. 20549


Re: Sunshine Mining & Refining Company

File No. 001-10012

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Sunshine Mining and Refining Company dated February 14, 2003, and

Agree with the statements concerning our Firm contained therein.


Very Truly yours,


/s/ GRANT THORNTON LLP